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                         LINCOLN BENEFIT LIFE COMPANY

                  Supplement, dated February 17, 2009, to the
                         Prospectus Dated May 1, 2008

                         Consultant I Variable Annuity

                     RidgeWorth Variable Trust Liquidation

The purpose of this notice is to advise you of certain changes to your variable annuity contract issued by Lincoln Benefit Life Company.

The Board of Trustees of the RidgeWorth Variable Trust (the "Trust"), which is an investment within your variable annuity, has approved the liquidation and closing of the Trust. The Trust expects to complete the liquidation on or around April 30, 2009 (the "Liquidation Date"). After the Liquidation Date, the following Sub-Accounts, as applicable, will no longer be available for investment within your variable annuity (each Sub-Account we refer to here as a "Liquidating Sub-Account"):

                           Liquidating Sub-Accounts:

                RidgeWorth Classic Large Cap Growth Stock Fund
                RidgeWorth Classic Large Cap Value Equity Fund

As a result, unless you take further action, on the Liquidation Date any Contract Value you have allocated to a Liquidating Sub-Account will be transferred to the Fidelity VIP Money Market Portfolio - Initial Class Sub-Account (the "Money Market Sub-Account") within your variable annuity:

If you wish to transfer your Contract Value out of a Liquidating Sub-Account and into any other available investment option within your annuity before the Liquidation Date, you may do so without charge and without the transfer being applied against your annual free transfers. If you take no action before the Liquidation Date, during the 60-day period after the Liquidation Date you may transfer your Contract Value corresponding to a Liquidating Sub-Account out of the Money Market Sub-Account and into any other available investment option within your annuity without charge and without the transfer being applied against your annual free transfers.

For your convenience, we have enclosed a transfer form that you may use to transfer your Contract Value to another investment option(s). Please refer to your prospectus or accessallstate.com for detailed information about available investment options. If you need assistance in choosing investment options, please contact your financial representative. You may request a transfer via the internet at accessallstate.com. If you have elected the telephone transfer privilege, you may transfer your Contract Value by calling the Annuity Service Center.

If you have any questions, or would like a copy of any fund prospectuses, please contact your financial representative or the Annuity Service Center at 1-800-457-7617.